EXHIBIT 10
                                                                     ----------

                          SPECIAL EMPLOYMENT AGREEMENT

        THIS AGREEMENT is between NORTHWEST NATURAL GAS COMPANY ("Company") and DWAYNE L. FOLEY ("Employee"), and is made on May 11, 1999.

                                    RECITALS:

        Employee has served as a valued employee involved in the management of the Company. The Company President has determined that it is in the best interests of Company that Employee's employment with Company continue on the terms and conditions set forth herein.

        Employee wishes to continue his employment with Company on the terms set forth below.
                                   AGREEMENT:

        The parties agree as follows:

        1.     Employment.  Company agrees to employ Employee, and Employee
               ----------
accepts such employment on the terms and conditions set forth in this Agreement.

               1.1 Present to March 31, 2000. During the period from the date of
                   -------------------------
this Agreement through March 31, 2000, Employee agrees to devote such time, attention, effort and ability needed to perform any storage or pipeline work, or other work, that the Company shall need, at times and under circumstances that are mutually agreeable to Company and Employee. Company and Employee agree to cooperate to accommodate their respective needs. Employee shall not be required to be present at any Company facility or report to any Company employee, except as separately so agreed. During this period of paid absence where Employee is subject to being called to perform work for the Company, Employee shall receive monthly his current regular monthly salary of $16,041.67, together with all fringe benefits set forth in Appendix A under "Eligibility 4/23/99 - 9/30/00."

               1.2 April 1, 2000 to September 30, 2000. During the period April
                   -----------------------------------
1, 2000 to September 30, 2000, Employee shall not be subject to call to perform work for the Company and shall not receive a monthly salary, but shall receive the following compensation:

                      (a) A minimum bonus of $38,500 payable on or about
        3/1/2000.

                      (b) Accrued vacation payable in six monthly installments of $9,650 each starting April 1, 2000, which is one-sixth of the dollar value of Employee's 625 hours of banked and accrued vacation pay as of February 28, 1999.

                      (c) All fringe benefits set forth in Appendix A under "Eligibility 4/23/99 - 9/30/00."

                      (d) A single cash payment on or about October 1, 2000 equal to the dollar value of any hours of paid vacation accrued from March 1, 1999 to September 30, 2000 which have not been used for paid vacation during that time.

               1.3 October 1, 2000 and after. Employee's employment under this
                   -------------------------
Agreement shall terminate at midnight on September 30, 2000, and thereafter he shall be eligible to begin receiving retirement benefits under the Company's post-retirement plans. Such retirement shall not prevent the Company from arranging with Employee to perform services for the Company as an independent contractor or employee under mutually agreed terms. Any such service after September 30, 2000, shall be subject to the terms of any retirement plan regarding suspension of plan benefits during reemployment.

        2. Retirement Plan and ESRIP. Employee shall be entitled to coverage and
           -------------------------
credit under Company's Retirement Plan for Non-Bargaining Unit Employees ("Retirement Plan") and Executive Supplemental Retirement Income Plan ("ESRIP") as follows:

               2.1 November 1, 1998 to October 31, 1999. Employee shall receive
                   ------------------------------------
service credit under the Retirement Plan of 900 hours of service for the period of service from November 1, 1998 to April 23, 1999; plus two additional months of service credit at 83 hours per month for two months of paid absence from April 23, 1999 to October 31, 1999, resulting in one full Accredited Year of Service ("AYS") of at least 1,000 hours for his Benefit Accrual Year ("BAY") from November 1, 1998 to October 31, 1999.

               2.2 November 1, 1999 to September 30, 2000. For the eleven (11)
                   --------------------------------------
month period November 1, 1999 to September 30, 2000, Employee shall receive monthly service credit at 83 hours per month comprised of four months of paid absence credit from November 1, 1999 to February 28, 2000; plus seven months of service credit for booked and accrued vacation; resulting in 11/12ths AYS for BAY starting November 1, 1999.

               2.3 October 1, 2000. Employee shall be an active employee and
                   ---------------
Plan member during the month of his 55th birthday (September 25, 2000), and shall be entitled to begin Early Retirement and to receive benefit payments if he so elects under the Retirement Plan and ESRIP on October 1, 2000.

                      (a) ESRIP benefit 10/1/00. For early retirement on or
                          ---------------------
        after October 1, 2000, Employee shall be entitled to receive, as a single life annuity under the ESRIP (i) the 70% target percentage, (ii) times his highest per year average of three (3) consecutive highest years of salary and performance awards during his final ten (10) years of employment (currently $245,567), (iii) resulting in a yearly target benefit starting at age 65 of $171,896.90 (based on (ii)), (iv) reduced by 0.25 percent (.0025) per month for each month of age before age 62 during the period starting on the date the first early retirement payment is to be made and ending on Employee's 62nd birthday (e.g., on 10/1/00, the reduction is 21%), (v) resulting in a yearly single life annuity amount on 10/1/00 of $135,798.55 (.79 times $171,896.90) and
        (vi) a monthly amount of $11,316.55. If Employee elects to start receiving payments after 10/1/00, the reduction amount will change and result in a larger monthly ESRIP target amount starting on the first payment month (e.g., a 6% reduction to $13,465.26 on 10/1/05, or no reduction of $14,324.74 on or after 10/1/07). The portion of the ESRIP benefit payable monthly by the Company is reduced by the following
        (vii)-(ix), also determined as a single life annuity starting at the same first date of payment: (vii) the monthly amount payable to Employee under the Retirement Plan, (viii) the monthly supplemental retirement benefit payable to Employee under the Company's Executive Deferred Compensation Plan ("EDCP"), and (ix) the amount which Employee will be entitled to receive as a retirement benefit from Social Security starting at age 65, which amount shall be determined by using the age 65 amount under the Social Security OASDI table in effect for the calendar year which includes the earliest effective date to receive ESRIP payments and without taking into account any offset that might be imposed because of nonretirement earnings by Employee; provided, however, that solely for payments made before Employee's 65th birthday, the Company shall pay to Employee the Social Security amount deducted under this (ix). Employee shall be entitled to elect to receive payment in any of the forms provided under present ESRIP Article III, or in any other form provided in the ESRIP at the time he elects to begin receiving ESRIP benefit payments, and his single life annuity amount shall be reduced for any benefit form providing survivorship benefits after his death using the actuarial equivalent conversion criteria applicable to all ESRIP beneficiaries at the time of Employee's retirement. An illustration of the estimated amount payable under this 2.3(a) based on information and assumptions at the time this Agreement is signed is attached as Appendix B.

                      (b) Other retirement plan benefits. At retirement on or
                          ------------------------------
        after October 1, 2000, Employee shall be entitled to receive the benefits he is entitled to receive under the terms of the Company's Retirement Plan, EDCP and Retirement K Savings Plan.

        3.     Other Benefits.  Employee shall receive the following other
               --------------

benefits:

               3.1 Lump Sum Payment. If Employee is married on October 1, 2000,
                   ----------------
Employee then shall receive a single cash payment that is the actuarial equivalent lump sum present value of the lifetime payments that the Company would be expected to make to provide post-retirement medical coverage to such spouse under the Company's retiree medical plan for qualified non-bargaining unit employees and their spouses, assuming that such coverage for the spouse will start when Employee is age 62 (9/25/07) and that the cost of each future year will equal what the Company pays to provide post-retirement benefits to a qualified spouse during 2000. The lump sum will be calculated using an interest rate of 5.25% per annum and the GAM 83 (50/50) mortality table. As a condition precedent to receiving such lump sum, Employee shall sign a document (attached Appendix C) confirming his agreement to the provisions of 7 - 14 below as applied to the period from the date this Agreement is signed to the date such confirmation is signed.

               3.2 Outplacement. Company shall pay $20,000.00 to provide
                   ------------
executive outplacement services for Employee by Right, Chapel & Stowell.

               3.3 No Severance; Change in Control. In consideration of the
                   -------------------------------
benefits under this Agreement, Employee shall not be entitled to receive benefits under any Company severance pay plan, program or practice; provided, however, that Employee shall be entitled to receive the benefits he is entitled to in the event of a change in control under the Company's executive severance agreement applicable to Employee or under the ESRIP.

        4.     Withholdings.  Payments made to Employee under 1, 2 and 3 shall
               ------------
be subject to applicable tax withholding and reporting rules.

        5. Proprietary Information. In the course of employment with Company, it
           -----------------------
is anticipated that Employee may acquire knowledge (both orally and in writing) regarding confidential affairs of Company and confidential or proprietary information relating to Company including but not limited to:

                      (a)    business plans and strategies;

                      (b)    personnel information;

                      (c)    matters under litigation or potential litigation;
                             and

                      (d) other proprietary information and trade secrets which are not required to be disclosed by Company to the public.

All such information is referred to collectively hereafter as "Confidential Information."

               Employee agrees that during the term of this Agreement and thereafter, Employee (i) will keep secret and retain in the strictest confidence all Confidential Information, (ii) not disclose Confidential Information to anyone except employees of Company authorized to receive it and third parties to whom such disclosure is specifically authorized, and (iii) not use any Confidential Information for any purpose other than performance of services under this Agreement without prior written permission from Company.

               The provisions of this Section 5 shall survive termination of this Agreement.

        6.     Death.  The following 6.1 - 6.4 shall apply if Employee dies
               -----
prior to October 1, 2000:

               6.1 Monthly Payments. Company shall pay to Employee's estate
                   ----------------
Employee's monthly salary or accrued vacation and fringes, and bonus if applicable, which is payable under Section 1 through the end of the month in which Employee's death occurs.

               6.2 Accrued Vacation. Company shall pay to Employee's estate the
                   ----------------
lump sum cash value of all accrued but unpaid vacation earned to Employee's date of death.

               6.3 Other Death Benefits. All death benefits payable to
                   --------------------
Employee's surviving spouse or estate under the terms of the Company's ESRIP as modified by 2.3(a), Retirement Plan, EDCP, Retirement K Savings Plan and life or other insurance policy or plan shall be paid pursuant to the terms of such plan or policy based on Employee's service and compensation under this Agreement through the month of his date of death.

               6.4    Other Provisions.  Sections 5, 7 and 11 of this Agreement
                      ----------------
shall survive the death of Employee.

        7. Release of Claims. As consideration for this Agreement and the
           -----------------
benefits hereunder, and without waiving or compromising Employee's right to enforce the terms of this Agreement or to receive any post-retirement benefits to which Employee is entitled under the Company's Retirement Plan or ESRIP or Executive Deferred Compensation Plan ("EDCP") or Retirement K Savings Plan, Employee unconditionally releases and forever discharges Northwest Natural Gas Company, its officers, directors, shareholders, employees, agents, attorneys, subsidiaries, affiliates, representatives, and employee benefit plans and their fiduciaries and administrators (collectively referred to as "Released Parties"), from any and all claims, demands, actions, suits, causes of action, debts, accounts or controversies of any nature whatsoever (including claims for costs and other expenses, including attorneys' fees), known or unknown, which Employee and his heirs, executors, administrators, successors and assigns have or may have, up to the date of execution of this Agreement, arising out of, or in any way related to, his employment with the Company, or the termination of his employment with the Company, or any employment actions taken by the Company during the course of his employment ("Claims").

               The Claims Employee is releasing specifically include, without limitation, any and all claims (including claims for costs, fees and other expenses, including attorneys' fees) based upon, or related to Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the WARN Act, the Equal Pay Act, the Americans with Disabilities Act, the Employee Retirement Income Security Act of 1974 (other than claims for vested benefits), all as amended, and any other federal, state or local common law, statute, regulation or law of any other nature or type, including but not limited to any claims of equal employment opportunity, wrongful discharge, negligence, tort, or breach of contract.

               Employee agrees that this release is not an admission by the Company and acknowledges that the Company has acted in good faith.

        8. Nondisparagement. Employee and Company each agree not to publish any
           ----------------
statement (orally, in writing or in any other form), or participate in the making of any statement which is disparaging or detrimental in any way to the other party, or to his or its services, affairs or operations.

        9. Review Period. Employee agrees that, in compliance with the review
           -------------
periods required by the Older Worker Benefit Protection Act of 1990, the benefits described above in 1, 2 and 3 will be paid or provided after Employee has (i) been advised and had the opportunity to consult with an attorney, (ii) had a period of 21 calendar days to consider this Agreement before executing it, should Employee choose to avail himself of the full 21 days, and (iii) a period of seven days after execution of this Agreement to consider its revocation.

        10.    Employee Breach.
               ---------------

               10.1 Agreement to Repay. Employee agrees to repay any amounts
                    ------------------
received under the Agreement and to pay the reasonable attorneys' fees, costs, and any damages the Company or any Released Parties may incur as a result of Employee breaching a promise made in this Agreement (such as by suing the Company or any Released Parties over a released Claim) or if any representation Employee made in this Agreement is false.

               10.2 Other Employment. Employee shall be entitled to accept
                    ----------------
employment by or perform services for any employer or business other than the Company on and after April 1, 1999. Such employment or service shall not be a breach of this Agreement so long as Employee is able to comply with 1.2, and the Company's obligations hereunder shall continue during and after such employment or service.

        11. Dispute Resolution. Employee and the Company each shall make a good
            ------------------
faith effort to resolve expeditiously any dispute regarding the terms, benefits or enforcement of this Agreement. If the parties are unable to do so in a reasonable time, such dispute, and the apportionment of related costs and fees, shall be submitted for expeditious resolution by a third party selected by mutual agreement of Employee and the Company. The foregoing provisions are a condition precedent to either party commencing a court suit or action regarding this Agreement.

        12. Entire Agreement. This Agreement sets forth the entire agreement and
            ----------------
release between the Company and Employee, and fully supersedes any prior agreements or understandings between the parties. Employee acknowledges that he has not relied on any representations, promises, or agreements of any kind made to him in connection with his decision to sign this Agreement, except for those set forth in this document.

               If any of the provisions of this Agreement are declared by any court to be illegal, invalid, or otherwise unenforceable, the remaining portion, terms and provisions of this agreement and release shall nevertheless remain in full force and effect.

        13. Applicable Law. This Agreement will be governed by the laws of the
            --------------
state of Oregon. Employee agrees that this Agreement will be deemed to have been jointly prepared by Employee and Company, and any uncertainty or ambiguity existing herein shall not be interpreted against any party as a preparer, but according to the application of other rules on the interpretation of contracts, if any such uncertainty or ambiguity exists.

        14. Acknowledgment and Execution. By signing below, Employee
            ----------------------------
acknowledges that he: (a) has taken advantage of the time to consider this Agreement before signing it, (b) carefully read this Agreement, (c) fully understands what this Agreement means, and (d) enters into it voluntarily. Employee further acknowledges that the Company or any Released Parties advised Employee to discuss this Agreement and the release with Employee's attorney (at his own expense) before signing it and that he did so to the extent he deemed appropriate.

  NOTICE TO EMPLOYEE: TAKE THIS AGREEMENT HOME, READ IT, AND CAREFULLY CONSIDER ALL OF ITS PROVISIONS BEFORE SIGNING IT. THIS AGREEMENT INCLUDES A RELEASE OF
 KNOWN AND UNKNOWN CLAIMS. NEITHER THE COMPANY NOR ITS REPRESENTATIVES ARE IN A
   POSITION TO GIVE YOU ADVICE. IF YOU WISH, YOU SHOULD TAKE ADVANTAGE OF THE
         CONSIDERATION PERIOD PROVIDED AND CONSULT WITH YOUR ATTORNEY.

EMPLOYEE                                         NORTHWEST NATURAL GAS COMPANY

/s/ Dwayne L. Foley                              By /s/ R.G. Reiten
----------------------------------------         ------------------------------
(Employee Signature)                             (Company Representative)

May 11, 1999                                     May 11, 1999
----------------------------------------         ------------------------------
(Date Signed)                                    (Date Signed)

Dwayne L. Foley                                  Richard G. Reiten
----------------------------------------         ------------------------------
(Print Employee's Name)                          (Print Representative's Name)

APPENDIX A
----------
DWAYNE L. FOLEY AGREEMENT WITH NNGC
-----------------------------------
BENEFIT SUMMARY
---------------

-------------------------- ------------------------ ---------------------------

          Benefit                 Eligibility                Post-Retirement
                               4/23/99 -- 9/30/00               Eligibility
-------------------------- ------------------------ ---------------------------

Auto allowance                        Yes                          No
-------------------------- ------------------------ ---------------------------

Parking space                         Yes                          No

-------------------------- ------------------------ ---------------------------

Vacation accrual                      Yes                          No

-------------------------- ------------------------ ---------------------------

Retirement Plan accrual         Service credit                     No
                                 per Section 2
-------------------------- ------------------------ --------------------------

401K deferral and match               Yes                          No
-------------------------- ------------------------ --------------------------

EDC deferral and match                Yes                          No
-------------------------- ------------------------ --------------------------

Life insurance                        Yes                         Yes,
                                                              until age 70
-------------------------- ------------------------ --------------------------

Standard long-term                    Yes                          No
disability insurance
-------------------------- ------------------------ --------------------------

Supplemental long-term                Yes                     No, but can
disability insurance                                        purchase policy
-------------------------- ------------------------ --------------------------

Group health care benefits            Yes                  Yes for Employee
-------------------------- ------------------------ --------------------------

Flex Spending Account                 Yes                          No
for medical expenses
-------------------------- ------------------------ --------------------------

Employee Gas Discount                 Yes                         Yes
-------------------------- ------------------------ --------------------------

Stock Option exercise                 Yes                    For 3 months
                                                           after retirement
-------------------------- ------------------------ --------------------------

Change in Control benefits            Yes                         No
-------------------------- ------------------------ --------------------------

Each benefit shown above that is marked "yes" shall be subject to all terms and conditions of the Plan, program or policy establishing the benefit, and to all applicable tax withholding and reporting rules.

                                   APPENDIX B
                                   ----------
                       DWAYNE L. FOLEY AGREEMENT WITH NNGC
                           RETIREMENT INCOME EXAMPLES



Example 1: Assumes ESRIP and qualified plan payments start at age 62

        ----------------------------- ------------- ----------- ===========
        Age                              55-61       62-64        65+
        ----------------------------- ------------- ----------- ===========
        ----------------------------- ------------- ----------- ===========
        Total (Target)                           0    $171,800    $171,800
        ----------------------------- ------------- ----------- ===========
Source  Qualified Plan                           0      67,600      67,600
        ----------------------------- ------------- ----------- ===========
        ----------------------------- ------------- ----------- ===========
Source  EDC Supplemental Retirement              0           0           0
        ----------------------------- ------------- ----------- ===========
        ----------------------------- ------------- ----------- ===========
Source  SS Bridge (from ESRIP)                   0      16,400           0
        ----------------------------- ------------- ----------- ===========
        ----------------------------- ------------- ----------- ===========
Source  SS                                       0           0      16,400
        ----------------------------- ------------- ----------- ===========
        ----------------------------- ------------- ----------- ===========
Source  ESRIP                                    0      87,800      87,800
        ----------------------------- ------------- ----------- ===========


Example 2: Assumes ESRIP and qualified plan payments start at age 55

        ---------------------------- ------------------ ====================
        Age                             55-64                 65+
        ---------------------------- ------------------ ====================
        ---------------------------- ------------------ ====================
        Total (Target)                        $135,700             $135,700
        ---------------------------- ------------------ ====================
        ---------------------------- ------------------ ====================
Source  Qualified Plan                          45,300               45,300
        ---------------------------- ------------------ ====================
        ---------------------------- ------------------ ====================
Source  EDC Supplemental Retirement                  0                    0
        ---------------------------- ------------------ ====================
        ---------------------------- ------------------ ====================
Source  SS Bridge (from ESRIP)                  16,400                    0
        ---------------------------- ------------------ ====================
        ---------------------------- ------------------ ====================
Source  SS                                           0               16,400
        ---------------------------- ------------------ ====================
Source  ESRIP                                   74,000               74,000
        ---------------------------- ------------------ ====================



Note: This appendix illustrates sources of retirement income. All figures are estimates. Target amounts are based on the 10-Year Certain Annuity option. The actual Social Security Bridge amount will be based on the age 65 social security benefit in effect at the time of retirement. The examples assume that social security payments will begin at age 65 without offset for non-retirement earnings (if any).

                                   APPENDIX C

                       EMPLOYMENT TERMINATION CERTIFICATE


               I entered into a Special Employment Agreement which included in
Section 7 my Release of Claims (Agreement and Release) with Northwest Natural Gas Company (Company) dated May 11, 1999. I hereby acknowledge and certify that:

               1. A blank copy of this Employment Termination Certificate was attached as Appendix C to the Agreement and Release when it was given to me for review. I have had more time to consider signing this Certificate than the ample time I was given to consider signing the Agreement and Release. I may revoke this Certificate within seven days after I sign it by notifying the Company in writing of such a revocation. I was advised to discuss the Agreement and Release, including this Certificate, with an attorney before signing either document.

               2. The benefits payable on or about October 1, 2000, under
Section 3.1 of the Agreement shall be paid only if I sign this Certificate and do not revoke it within seven days after I sign it.

               3. In exchange for the benefits under the Agreement, I hereby agree that this Certificate, even if signed after the termination of my employment, will be a part of my Agreement and Release and that my Release of claims under Section 7 of the Agreement shall be construed and applied during the remainder of my employment after I signed the Agreement and Release through the date my employment terminated.

               4. My signing and agreeing to this Certificate and to the extension of my prior Release is completely voluntary.

               Dated:
                      ----------------------------



                                                   ---------------------------
                                                   Signature


                                                   Dwayne L. Foley
                                                   ---------------------------
                                                   Print Name